Exhibit 10.26

AMENDMENT NO. 2 TO
TERM CREDIT AGREEMENT

This Amendment No. 2 to Term Credit Agreement (the “Amendment”) is entered into as of December 31, 2004 by and among WORLDWATER CORP., a Delaware corporation (“Borrower”), HONG KONG LEAGUE CENTRAL CREDIT UNION, in its capacity as a lender hereunder (“Hong Kong League”), HIT CREDIT UNION, in its capacity as a lender hereunder (“HIT”), (HIT and Hong Kong League shall be collectively referred to as “Lenders”), and SBI ADVISORS, LLC, a California limited liability company (“Agent”), in its capacity as agent for Lenders, each of whom is a party to the Agreement.

WITNESSETH:

WHEREAS, on or about March 29, 2004, the parties hereto entered into the Term Credit Agreement, as amended as of September 23, 2004 by Amendment No. 1 to Term Credit Agreement (collectively, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement; and,

WHEREAS, except as expressly modified and amended herein, the Agreement remains in full force and effect without amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

3.             Except as provided herein, all defined terms have the same meaning as set forth in the Agreement.

2.             (a)           Borrower, in its sole discretion, may elect at any time to convert all or any portion of the outstanding principal amount of the Loan, and all or any portion of accrued and unpaid interest thereon (collectively, the “Debt”), into Common Stock of Borrower, subject to the conditions described in Section 2(b) below. Upon Borrower’s election to convert any of the Debt as described herein, Borrower will provide Lenders with a written notice of conversion. The conversion price at which the Common Stock is issuable to the Lenders will be the average closing price of the Common Stock of Borrower for the 10 trading days immediately preceding the date of the notice of conversion, less a thirty percent (30%) discount; provided, however, that in no event will the conversion price be greater than $0.30 or less than $0.10 per share of Borrower’s Common Stock. The number of shares of Common Stock issuable hereunder and the conversion price are subject to adjustment as provided in Section 4 of the Warrant Agreement attached to the Agreement as Exhibit “B-2.”

(b)           The Debt may be converted by Borrower only into shares of the Borrower’s Common Stock that have been registered under the Securities Act of 1933, as amended, and that upon issuance, are fully paid and nonassessable.

(c)           Provided that the conditions described in Section 2(b) above have been satisfied, the portion of the Debt subject to conversion hereunder will be deemed paid in full as of the date of the conversion notice. In the event Borrower elects to convert all of the Debt hereunder, Lenders will be obligated to return to Borrower the originally executed copies of the Notes marked “satisfied” as a condition to the delivery of Common Stock to Lenders.

3.             Miscellaneous.

(a)           Failure or Indulgence Not Waiver.  No failure or delay on the part of Agent, any Lender, or any holder of a Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or of any other right, power or privilege.

(b)           Modification.  No modification, amendment or waiver of any provision of this Agreement or the Notes, nor the consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall have been approved by Agent and Lenders and shall be in writing signed by Agent and Lenders and, with respect to any amendment, Borrower.  Such waiver or consent shall then be effective only in the specific instance and for the purpose for which given.  No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances.

(c)           Notices.  Except as otherwise expressly provided herein, any notice herein required or permitted to be given shall be in writing and shall be deemed effective when personally delivered, mailed, telecopied (with a confirming copy sent by mail) or delivered by telex to the appropriate party at the address set forth below (or at such other address as may be designated by either party in a written notice sent in accordance with this Section):

If to Borrower:	Worldwater Corp.
Pennington Business Park
55 Route 31 South
Pennington, New Jersey
Attention: President
Telecopy No.: 609-818-0720

If to Hong	Hong Kong League Central Credit Union
Kong League	Party Room 1-2, G/F, Kam Wah House
Central Credit	Choi Hung Estate, Kowloon, Hong Kong
Union:	Telecopy No.: +852-3101-0332

with a copy to:	SBI Advisors, LLC
2361 Campus Drive, Suite 210
Irvine, CA 92612
Telecopy No.: 949-679-7280

If to HIT Credit Union:	HIT Credit Union
Berth 4, Block 2, 2/F
Container Port Road, South Kwai Chung
New Territories, Hong Kong
Telecopy No.: +852-3101-0332

with a copy to:	SBI Advisors, LLC
2361 Campus Drive, Suite 210
Irvine, CA 92612
Telecopy No.: 949-679-7280

If to Agent:	SBI Advisors, LLC
2361 Campus Drive, Suite 210
Irvine, CA 92612
Telecopy No.: 949-679-7280

(d)           Severability.  In case any provision in this Agreement or the Notes shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of such contract and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(e)           Applicable Law.  This Agreement, the Notes and the rights and obligations of the parties thereto shall be governed by the laws of the State of California, exclusive of its conflicts of laws and choice of laws rules that would or may cause the application of the laws of any jurisdiction other than the State of California.

(f)            Assignability.  Borrower shall not assign its rights or obligations hereunder, or under the Notes to any other Person without the prior written consent of Agent and Lenders, and any attempted assignment in violation hereof shall be null and void ab initio.  Agent and Lenders shall have the right to assign their rights and obligations hereunder and no consent or approval from Borrower is required in connection with any such assignment.

(g)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(h)           Section Headings.  The various headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretations of this Agreement or any provision hereof.

(i)            Attorneys’ Fees.  In the event any party institutes any action or proceeding to enforce the terms and conditions of this Agreement or the Notes, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

(j)            WAIVER OF TRIAL BY JURY.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE NOTES, OR THE SUBJECT MATTER HEREOF AND THEREOF OR ANY DOCUMENT RELATING HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT, TORT OR OTHERWISE.

(j)            Integration.  This Agreement, the Notes and the Exhibits hereto reflect the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, whether before or after the date hereof.

[signatures appear on the following page]

IN WITNESS WHEREOF, the parties hereto do execute this Amendment as of the date first above written.

“BORROWER”

WORLDWATER CORP., a Delaware corporation

By:	/s/ Quentin T. Kelly
Name:	Quentin T. Kelly
Its:	Chairman and Chief Executive Officer

“AGENT”

SBI ADVISORS, LLC, solely in its capacity as Agent hereunder

By:	/s/ Shelly Singhal
Name:	Shelly Singhal
Its:	Managing Member

“LENDERS”

HONG KONG LEAGUE CENTRAL CREDIT UNION

By:	/s/ Shelly Singhal
Name:	Shelly Singhal
Its:

HIT CREDIT UNION

By:	/s/ Shelly Singhal
Name:	Shelly Singhal
Its: